Scudder
California
Tax Free Money Fund

Scudder
California
Tax Free Fund

Annual Report
March 31, 1999

No-Load Funds

For investors seeking double-tax-free income, exempt from both California personal income tax and regular federal income tax.

No-load funds with no commissions to buy, sell, or exchange shares.

SCUDDER

                     Scudder California Tax Free Money Fund

--------------------------------------------------------------------------------
Date of Inception:  5/28/87     Total Net Assets as of      Ticker Symbol: SCAXX
                                3/31/99: $71.4 million
--------------------------------------------------------------------------------

o Scudder California Tax Free Money Fund offered a seven-day effective yield of 2.23% on March 31, 1999, equivalent to a 4.07% taxable yield for investors in the top federal and state income tax brackets.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

CHART TITLE:

7-Day Yield on March 31, 1999

CHART DATA:


      Scudder
    California        Taxable Yield
     Tax Free         Needed to Equal
    Money Fund       the Fund's Yield
    ----------       ----------------

      2.23                 4.07


                                Table of Contents

 4  Letter from the Funds' President      38  Report of Independent Accountants
 7  Portfolio Management Discussion       39  Tax Information
13  Glossary of Investment Terms          40  Shareholder Meeting Results
14  Investment Portfolio                  44  Officers and Trustees
17  Financial Statements                  45  Investment Products and Services
20  Financial Highlights                  46  Scudder Solutions
34  Notes to Financial Statements

                   2 - Scudder California Tax Free Money Fund

                        Scudder California Tax Free Fund

Date of Inception:  7/22/83       Total Net Assets as of 3/31/99: $340.3 million
Ticker Symbol:  SCTFX

o Scudder California Tax Free Fund provided a 3.92% 30-day net annualized SEC yield on March 31, 1999. For shareholders subject to the 45.22% maximum combined federal and state income tax rate, the Fund's yield was equal to a taxable yield of 7.16%. The Fund posted a 5.78% total return over its most recent fiscal year ended March 31, 1999.

o Scudder California Tax Free Fund received an overall Morningstar Rating(TM) of four stars out of 1578 tax-free funds as of March 31, 1999.*

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CHART TITLE:

30-Day Yield on March 31, 1999

CHART DATA:

     Scudder
   California        Taxable Yield
    Tax Free         Needed to Equal
      Fund          the Fund's Yield
    ---------       ----------------

     3.92                7.16


                                Table of Contents

 4  Letter from the Funds' President     34  Notes to Financial Statements
 5  Performance Update                   38  Report of Independent Accountants
 6  Portfolio Summary                    39  Tax Information
 9  Portfolio Management Discussion      41  Shareholder Meeting Results
13  Glossary of Investment Terms         44  Officers and Trustees
21  Investment Portfolio                 45  Investment Products and Services
30  Financial Statements                 46  Scudder Solutions
33  Financial Highlights

* Morningstar proprietary ratings reflect risk-adjusted performance as of March 31, 1999. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the Fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The Fund received four stars for the three- and five-year periods, and three stars for the ten-year period. The top 10% of funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. The Fund was rated among 1578, 1131, and 368 municipal funds for the three-, five-, and ten-year periods, respectively.

                      3 - Scudder California Tax Free Fund

                        Letter from the Funds' President

Dear Shareholders,

     We are pleased to report to you concerning the latest fiscal year ended March 31, 1999, for Scudder California Tax Free Fund and Scudder California Tax Free Money Fund. As of March 31, 1999, Scudder California Tax Free Money Fund posted a 4.07% tax equivalent yield based on maximum state and federal tax rates. During the period, Scudder California Tax Free Fund returned 5.78%, outpacing the 5.58% average return of similar California tax-free funds according to Lipper. The Fund also placed in the top third of similar California tax-free funds over three-, five-, and ten-year periods.

     Investors concerned about the increased volatility of the financial markets during the past 12 months should find the chart on page 10 of interest. The chart shows that over the 12-month period ended March 31, long-term municipal bonds displayed considerably less price volatility than comparable Treasury securities. For additional information concerning the market performance, strategy, and outlook for both Scudder California Tax Free Funds, please see the Portfolio Management Discussions that begin on page 7.

     For those of you interested in new Scudder products, we are pleased to introduce Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. Both funds are managed with the goal of providing long-term outperformance compared to their benchmark indices, the S&P 500 Index and the Russell 1000 Growth Index, respectively. For more information on either Select fund, please call us at the number below.

     Please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about Scudder California Tax Free Fund or Scudder California Tax Free Money Fund. Or visit our Web site at www.scudder.com. Thank you for choosing Scudder's California Tax Free Funds to help meet your investment needs.

     Sincerely,

     /s/Daniel Pierce
     President,
     Scudder California Tax Free Money Fund
     Scudder California Tax Free Fund

                   4 - Scudder California Tax Free Money Fund
                       Scudder California Tax Free Fund

                     Performance Update as of March 31, 1999

   Fund Index Comparison
                          Total Return
   --------------------------------------------
   Period
   Ended       Growth of                Average
   3/31/1999   $ 10,000     Cumulative   Annual
   --------------------------------------------
   Scudder California Tax Free Fund
   --------------------------------------------
   1 Year      $ 10,578       5.78%     5.78%
   5 Year      $ 14,385      43.85%     7.54%
   10 Year     $ 21,899     118.99%     8.15%
   --------------------------------------------
   Lehman Brothers Municipal Bond Index
   --------------------------------------------
   1 Year      $ 10,620       6.20%     6.20%
   5 Year      $ 14,440      44.40%     7.62%
   10 Year     $ 22,083     120.83%     8.24%
   --------------------------------------------

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CHART TITLE:

Growth of a $10,000 Investment

CHART DATA:

        Yearly       Lehman Brothers    Yearly         Scudder
        periods        Municipal       periods       California
        ended            Bond           ended         Tax Free
       March 31          Index         March 31         Fund
       --------          -----         --------        --------

           89            10000            89            10000
           90            11056            90            10862
           91            12075            91            11789
           92            13283            92            13054
           93            14947            93            15029
           94            15293            94            15223
           95            16430            95            16252
           96            17807            96            17554
           97            18779            97            18509
           98            20793            98            20702
           99            22083            99            21899

The unmanaged Lehman Brothers Municipal Bond Index is a market value weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


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CHART TITLE:

Returns and Per Share Information

CHART DATA:

                                      1990     1991     1992    1993     1994     1995     1996    1997     1998     1999
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value                     $ 10.29  $ 10.41  $ 10.60  $ 11.05 $ 10.02  $ 10.07  $ 10.36  $ 10.39 $ 11.06  $ 11.18
-----------------------------------------------------------------------------------------------------------------------------
Income Dividends                    $  .65   $  .63   $  .61   $  .59  $  .53   $  .51   $  .51   $  .52  $  .52   $  .51
-----------------------------------------------------------------------------------------------------------------------------
Capital Gains and other             $  .19   $  .09   $  .28   $  .49  $  .68   $  .09   $   --   $  .01  $  .02   $   --
Distributions
-----------------------------------------------------------------------------------------------------------------------------
Fund Total Return (%)                 8.62     8.53    10.74    15.13    1.30     6.75     8.01     5.44   11.85     5.78
-----------------------------------------------------------------------------------------------------------------------------
Index Total Return (%)               10.56     9.22    10.02    12.52    2.32     7.43     8.38     5.45   10.73     6.20

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

                      5 - Scudder California Tax Free Fund

                     Portfolio Summary as of March 31, 1999

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CHART TITLE:

Diversification

CHART DATA:

Hospital/Health                    16%
County General Obligation/Lease    14%
Water/Sewer                        11%
Housing Finance Authority           9%
Other General Obligation/Lease      9%
Toll Revenue/Transportation         8%
Sales/Special Tax                   8%
School District/Lease               7%
Electric Revenue                    5%
State General Obligation/Lease      4%
Miscellaneous Municipal             9%
--------------------------------------
                                  100%
--------------------------------------


The Fund invests in a broad selection of California municipal bonds.


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CHART TITLE:

Quality

CHART DATA:

AAA*                           54%
AA                              8%
A                              19%
BBB                            12%
SKI                             7%
-----------------------------------
                              100%
-----------------------------------
Weighted average quality: AA

*Includes Cash Equivalents


Overall portfolio quality remains high, with over 80% of portfolio securities rated A or better as of March 31.

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CHART TITLE:

Effective Maturity

CHART DATA:

Less than 1 year                3%
1-5 years                      14%
5-10 years                     32%
10-15 years                    28%
Greater than 15 years          23%
-----------------------------------
                              100%
-----------------------------------
Weighted average effective maturity:
10.8 years


Our continuing goal is to have an average effective maturity similar to that of the Lehman Brothers Municipal Bond Index, the Fund's benchmark, but with a superior, call-protected structure.





For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                      6 - Scudder California Tax Free Fund

                         Portfolio Management Discussion

                     Scudder California Tax Free Money Fund

Dear Shareholders,

Scudder California Tax Free Money Fund maintained a conservative portfolio strategy in an environment of declining money market yields during the Fund's most recent fiscal year ended March 31, 1999. The Fund's seven-day effective yield as of March 31 was 2.23%. For investors in the highest combined state and federal income tax bracket, the Fund's yield was equivalent to a 4.07% compounded yield.

Two factors drove tax-exempt money market interest rates lower during the period: First, the U.S. Federal Reserve lowered interest rates three times from September through November in an effort to ease 1998's succession of global financial crises. Second, the U.S. economy continued to thrive, with GDP soaring to an annualized 6% rate of growth during the fourth quarter of 1998 with minimal inflationary pressures. Many more states and cities enjoyed budget surpluses, and the supply of short-term tax-exempt securities declined sharply. With less competition for buyers, municipalities that did issue short-term securities could do so at lower rates.

In this environment of dramatically lower supply and lower interest rates, we pursued a cautious strategy through most of the period, and refrained from extending the Fund's average maturity because we felt that yields of longer-term money market securities were too low to justify incurring the additional risk that comes with an extended maturity. These conditions persisted until March

                   7 - Scudder California Tax Free Money Fund when supply and interest rates inched higher, and we extended maturity slightly. The Fund's average maturity was 19 days as of March 31, 1999, compared with 43 days 12 months earlier. The Fund continues to invest in variable rate demand notes -- which provide flexibility in the present low interest rate environment -- and tax-free commercial paper and tax-free notes -- both of which provide some stability in yield. The Fund continues to emphasize high quality issuers and guarantors.

In its present dual role of presiding over global economic recovery and ensuring that the U.S. economy doesn't overheat into accelerated inflation, the Fed appears to be in a holding pattern. Over the coming months, we will continually consider the opportunities offered by the market, weighing them against our economic outlook. If we expect interest rates to be stable overall, but supply increases and the market offers us higher rates to extend the Fund's maturity, we expect to do so.

Our continuing goal is to provide Scudder California Tax Free Money Fund shareholders with a competitive double-tax-free yield by searching for high-quality, short-term municipal securities while actively managing the Fund's average maturity. We appreciate your investment with us.

Sincerely,
Your Portfolio Management Team

/s/Frank J. Rachwalski, Jr.      /s/Jerri I. Cohen
Frank J. Rachwalski, Jr.         Jerri I. Cohen

/s/Elizabeth Meyer
Elizabeth Meyer


                           Scudder California Tax Free
                                  Money Fund:
                          A Team Approach to Investing

Scudder California Tax Free Money Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

Co-Lead Portfolio Managers Frank J. Rachwalski, Jr. and Jerri I. Cohen have responsibility for the Fund's day-to-day management. Mr. Rachwalski who joined the Adviser in 1973 and the Fund in 1998 has 26 years experience managing money market portfolios. Ms. Cohen joined the Adviser in 1981 and the Fund in 1998 and has 18 years experience in the financial industry. Together they oversee the investment strategies of the Fund. Portfolio Manager Elizabeth Meyer joined the Adviser in 1986 and the team in 1999. Ms. Meyer has 13 years experience in the financial industry.

                   8 - Scudder California Tax Free Money Fund

                         Portfolio Management Discussion

                        Scudder California Tax Free Fund

Dear Shareholders,

Following a series of overseas and domestic financial crises that prompted uncertainty, volatility, and a "flight to quality," bond yields plummeted, then returned to July 1998 levels at the close of Scudder California Tax Free Fund's most recent fiscal year. During the 12-month period ended March 31, 1999, the Fund returned 5.78%, outpacing the 5.58% average return of California tax-exempt funds as tracked by Lipper Analytical Services, Inc. In addition, the Fund's total returns over three-, five- and ten-year periods placed it in the top one-third of similar California tax-free funds. Please see the accompanying table for additional information concerning the Fund's returns.

                                California Update

California's economy is exhibiting economic strength, leading the country in job growth. From December 1997 to December 1998, the State added almost 430,000 jobs. The new jobs are concentrated in high technology industries, specifically computer software, electronics manufacturing, and motion picture production. This growth brought the State's unemployment rate down to an average of 5.9% in 1998, compared with the national average of 4.5%. The State finished its 1998 fiscal year with a General Fund balance of $2.8 billion and is projecting to finish its 1999 fiscal year with a fund balance of $1.1 billion. The expected decline in the

        -----------------------------------------------------------------
        Scudder California Tax Free Fund
        Solid Competitive Performance

        (Average annual returns for periods ended March 31, 1999)
        -----------------------------------------------------------------

                   Scudder                       Number
                  California  Lipper              of
                   Tax Free   Average          California
                    Fund      Annual           State Funds  Percentile
        Period     Return     Return   Rank     Tracked       Rank
        -----------------------------------------------------------------
        1 year      5.78%     5.58%     38   of   105       Top 36%
        -----------------------------------------------------------------
        3 years     7.65%     7.20%     25   of   89        Top 28%
        -----------------------------------------------------------------
        5 years     7.54%     7.05%     19   of   64        Top 30%
        -----------------------------------------------------------------
        10 years    8.15%     7.61%     6    of   33        Top 18%
        -----------------------------------------------------------------

         Source: Lipper Analytical Services, Inc., an independent analyst of investment performance. Performance includes reinvestment of capital gains, and is no guarantee of future results.

                      9 - Scudder California Tax Free Fund

General Fund balance reflects increased spending on local education assistance.

California is one of the largest issuers of municipal debt, with $25.5 billion of debt outstanding. The State's size and wealth levels mitigate the impact that debt of that magnitude could have. California's debt per capita is $761, 15% higher than the national average. During the 1998 fiscal year, annual debt service as a percent of General Fund expenditures was a manageable 4%. In summary, California is benefiting from a strong economy that has led to improved finances, specifically an improved cash flow position. We will continue to monitor the State's mounting infrastructure needs.

                             A Market Roller Coaster

Market turmoil hit a peak in the wake of the Russian currency devaluation on August 17, followed by the near collapse of the Long Term Capital Management hedge fund. Volatility in the U.S. stock market increased greatly while a massive reallocation to U.S. Treasury bonds led to substantially lower yields. Although presidential impeachment proceedings distracted the financial markets through the fall and beyond, the Federal Reserve's three consecutive interest rate cuts in September, October, and November helped to gradually restore market stability. During this period, the U.S. economy continued to grow beyond all expectations, recording a dramatic 6% annualized increase in GDP for the fourth quarter of 1998. This show of strength, in turn, worried bond investors, who responded by sending 30-year

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CHART TITLE:

-----------------------------------------------------------
Municipals Provided Greater Stability

Monthly prices of 30-year AAA-rated municipal bonds
compared with prices of 30-year U.S. Treasury Bonds,
3/31/98-3/31/99
-----------------------------------------------------------

CHART DATA:

       30-year U.S. Treasury Bonds          30-year AAA-rated municipal bonds
       ---------------------------          ---------------------------------

        3/31/98       100.00                            100.00
                       98.47                             98.49
        5/31/98       100.14                            100.77
                      103.47                            100.00
        7/31/98       101.57                            100.00
                      107.12                            102.33
        9/30/98       114.87                            105.57
                      111.47                            102.33
        11/30/98      109.83                            102.33
                      111.47                            102.33
        1/31/99       111.14                            103.13
                      103.32                            101.55
        3/31/99       102.11                            100.77

Source:  Scudder Kemper Investments, Inc.

Treasury bond yields back up to July 1998 levels. Over the Fund's most recent fiscal year, yields of 30-year Treasury bonds ended slightly lower, beginning the period at 5.84% and ending it at 5.67%. Over the same time frame, yields of 30-year AAA insured municipal bonds declined from 5.10% to 5.05%.

In addition to high tax-free yields, municipal bonds have historically offered greater price stability over time than Treasury bonds of comparable maturity. The accompanying chart demonstrates the record over the past 12 months, when most financial markets were at a peak of volatility.

                      10 - Scudder California Tax Free Fund

                                Emphasizing High
                                  Coupon Bonds

Over the past 12 months, Scudder California Tax Free Fund pursued a two-part strategy: First, the Fund emphasized premium "cushion" bonds -- bonds with high coupons that compensate investors for the fact that they can be redeemed by their issuer in a relatively short period of time. Second, the Fund continues to hold a substantial position in noncallable bonds (64% of assets) to provide a relatively stable income stream along with long-term price appreciation potential. In terms of maturity, we focused on 13- to 15-year bonds, because we believe they offer the best total return potential, based on our outlook for interest rates and the yield differentials among bonds across the maturity spectrum. Lastly, our continuing goal is to have an average effective maturity similar to that of the Lehman Brothers Municipal Bond Index, but with a superior, call-protected structure. As of March 31, the Fund's average duration was 8.2 years. (Duration gives relative weight to both principal and interest payments through the life of a bond and has replaced average maturity as the standard measure of interest rate sensitivity among professional investors. Generally, the shorter the duration, the less sensitive a portfolio will be to changes in interest rates.)

Overall portfolio quality remains high, with over 80% of portfolio securities rated A or better at the close of the period. We continue to invest in a broad selection of California tax-exempt issues, including hospital/health, general obligation, and water/sewer revenue bonds.

                      11 - Scudder California Tax Free Fund

Because the powerful market forces that have brought the United States close to price stability -- including technology, deregulation, globalization, and vigilant central banks -- are still in full effect, we believe that inflation will remain restrained over the next several years. At the same time, we believe that higher oil prices could prompt a "gentle slowdown" in U.S. economic activity. This would relieve some of the financial imbalances (vigorous individual and corporate spending contrasting with shrinking savings and profit levels, for example) that we are currently observing in the economy.

                                     Outlook

Because the powerful market forces that have brought the United States close to price stability -- including technology, deregulation, globalization, and vigilant central banks -- are still in full effect, we believe that inflation will remain restrained over the next several years. At the same time, we believe that higher oil prices could prompt a "gentle slowdown" in U.S. economic activity. This would relieve some of the financial imbalances (vigorous individual and corporate spending contrasting with shrinking savings and profit levels, for example) that we are currently observing in the economy. Low inflation, and any slowing of the economy, in turn, would benefit municipal bonds, which continue to be attractively priced versus Treasuries. At the same time, we are mindful that the U.S. economy is nearing "full employment," and that an economic rebound in Asia could cause the U.S. economy to overheat. We will therefore pursue a cautious strategy over the coming months, keeping the Fund's duration at a moderate level in an attempt to limit share price volatility. We plan to focus on 10-15 year premium coupon bonds as the Fund seeks to benefit from the yield and capital appreciation opportunities afforded by the California tax-exempt bond market. In addition to a cautious average duration, we will maintain high overall credit quality as we seek double-tax-free income and competitive returns for our shareholders. Thank you for investing with Scudder.

Sincerely,

Your Portfolio Management Team

/s/Eleanor R. Brennan         /s/Matthew J. Caggiano
Eleanor R. Brennan            Matthew J. Caggiano


                             Scudder California Tax
                                   Free Fund:
                          A Team Approach to Investing

Scudder California Tax Free Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

Lead Portfolio Manager Eleanor R. Brennan assumed responsibility for the Fund's day-to-day management in 1999. Ms. Brennan joined the Adviser in 1995 and has 13 years of experience in municipal investing and portfolio management. Portfolio Manager Matthew J. Caggiano joined the Fund in 1999. Mr. Caggiano, who joined the Adviser in 1989, is the principal municipal bond trader for Scudder Kemper Investments, Inc.

                      12 - Scudder California Tax Free Fund

                          Glossary of Investment Terms


BOND An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

GENERAL OBLIGATION BOND    A municipal bond backed by the "full faith and
                           credit" (including the taxing and further borrowing power) of the city, state or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

INFLATION                  An overall increase in the prices of goods and
                           services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

MUNICIPAL BOND             An interest-bearing debt security issued by a state
                           or local government entity.

NET ASSET VALUE (NAV)      The price per share of a mutual fund based on the sum
                           of the market value of all the securities owned by the fund divided by the number of outstanding shares.

TAXABLE EQUIVALENT YIELD   The level of yield a fully taxable instrument would
                           have to provide to equal that of a tax-free municipal bond on an after-tax basis.

30-DAY SEC YIELD           The standard yield reference for bond funds, based
                           on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

TOTAL RETURN               The most common yardstick to measure the performance
                           of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                   13 - Scudder California Tax Free Money Fund
                         - Scudder California Tax Free Fund

                    Investment Portfolio as of March 31, 1999

                                                                                                    Credit
                                                                                 Principal         Rating (b)        Value ($)
                                                                                  Amount ($)      (Unaudited)       (Note A)
-------------------------------------------------------------------------------------------------------------------------------

Municipal Investments 100.0%
-------------------------------------------------------------------------------------------------------------------------------

California
Alhambra, CA, Redevelopment Agency, Multi-Family Housing Revenue, Main St.
  Plaza Apartments, Series 1996, AMT, Weekly Demand Bond, 4.2%, 12/1/2028* .....  1,000,000             SKI         1,000,000
California General Obligation, Tax Exempt Commercial Paper:
  2.5%, 5/11/1999 ..............................................................  1,000,000             A1+         1,000,000
  2.6%, 5/14/1999 ..............................................................  1,000,000             A1+         1,000,000
  2.9%, 5/14/1999 ..............................................................  1,000,000             A1+         1,000,000
California Health Facilities Finance Authority:
  Catholic Healthcare West:
   Series 1996 B, Weekly Demand Bond, 2.7%, 7/1/2006* ..........................  1,500,000             A1+         1,500,000
   Series 1998 C, Weekly Demand Bond, 2.7%, 7/1/2020* ..........................  2,000,000             A1+         2,000,000
  Pooled Loan Program, Series 1985 B, Weekly Demand Note, 2.85%, 10/1/2010 (c)*     385,000             MIG1          385,000
  Sutter Health, Series 1990 B, Daily Demand Bond, 2.95%, 3/1/2020* ............  2,600,000             A1+         2,600,000
California Pollution Control Finance Authority:
  Pacific Gas & Electric Company:
   Series 1996 C, Daily Demand Note, 3.15%, 11/1/2026* .........................    500,000             A1+           500,000
   Series 1996 E, Daily Demand Note, 3.25%, 11/1/2026* .........................    500,000             A1+           500,000
   Series 1997 B, Daily Demand Note, AMT, 3.2%, 11/1/2026* .....................  1,300,000             A1+         1,300,000
   Series 1997 D, AMT, Weekly Demand Note, 2.9%, 1/1/2010* .....................  1,500,000             A1          1,500,000
  Solid Waste Disposal:
   CR&R Inc. Project, Series 1995 A, AMT, Weekly Demand Note, 2.9%, 10/1/2010* .  1,430,000             A1          1,430,000
   Western Waste Industries, Series 1994 A, AMT, Weekly Demand Note, 3.1%,
     10/1/2006* ................................................................  1,300,000             MIG1        1,300,000
  Southern California Edison, Series 1986 D, Daily Demand Note, 3.3%, 2/28/2008*  1,200,000             A1          1,200,000
Eastern Municipal Water District, CA, Water & Sewer Revenue, Series 1993 B,
  Weekly Demand Note, 2.7%, 7/1/2020* ..........................................  1,100,000             MIG1        1,100,000
Huntington Beach, CA, Multi-Family Housing Revenue, River Meadows Apartments,
  Series 1985 B, Weekly Demand Bond, 2.8%, 12/1/2005* ..........................    800,000             A1+           800,000
Irvine, CA, Improvement Bond Act 1915, Special Assessment, Daily Demand Bond,
  3%, 9/2/2024* ................................................................  2,400,000             MIG1        2,400,000
Irvine, CA, Ranch Water District, Daily Demand Bond, 3%, 4/1/2033* .............  1,300,000             MIG1        1,300,000
Kern County, CA, Certificate of Participation, Public Facilities Project:
  Series 1986 A, Weekly Demand Bond, 2.7%, 8/1/2006* ...........................  1,100,000             MIG1        1,100,000
  Series 1986 D, Weekly Demand Bond, 2.7%, 8/1/2006* ...........................  1,500,000             MIG1        1,500,000

    The accompanying notes are an integral part of the financial statements.

                   14 - Scudder California Tax Free Money Fund

                                                                                                   Credit
                                                                                 Principal         Rating (b)        Value ($)
                                                                                  Amount ($)      (Unaudited)       (Note A)
-------------------------------------------------------------------------------------------------------------------------------

Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue,
  Series 1996, Weekly Demand Bond, 2.9%, 7/1/2017* .............................  1,500,000          A1+             1,500,000
Los Angeles County, CA, Asset Lease Revenue, Tax Exempt Commercial Paper:
  2.5%, 5/11/1999 ..............................................................  1,500,000          A1+             1,500,000
  2.9%, 6/10/1999 ..............................................................  1,000,000          A1+             1,000,000
Los Angeles County, CA, Certificate of Participation:
  County Museum of Arts, Series 1985 A, Weekly Demand Note, 2.7%, 11/1/2005* ...  1,200,000          A1              1,200,000
  Willowbrook Project, Series 1985, Weekly Demand Note, 2.7%, 11/1/2015* .......  2,400,000          A1+             2,400,000
Los Angeles, CA, Multi-Family Housing Revenue, Series K, Weekly Demand Bond,
  2.75%, 7/1/2010* .............................................................  3,100,000          A1+             3,100,000
M-S-R Public Power Agency, San Juan Project, Revenue Bond, Subordinate Lien,
  Series B, Weekly Demand Bond, 2.7%, 7/1/2022* ................................  1,000,000          A1              1,000,000
Oakland, CA, Joint Powers Finance Authority, Lease Revenue, Weekly Demand Bond:
  Series 1998 A-1, 2.7%, 8/1/2021* .............................................  1,500,000          A1+             1,500,000
  Series 1998 A-2, 2.6%, 8/1/2021* .............................................  1,000,000          A1+             1,000,000
Orange County, CA, Improvement Bond, Daily Demand Note, 3.0%, 9/2/2018* ........  1,300,000          A1+             1,300,000
Orange County, CA, Sanitation District:
  Certificate of Participation, Daily Demand Note, 3.0%, 8/1/2015* .............  2,000,000          A1+             2,000,000
  Series 1992 C, Daily Demand Note, 3.0%, 8/1/2017 (c)* ........................    600,000          MIG1              600,000
Orange County, CA, Transportation Authority, Tax Exempt Commercial Paper,
  2.9%, 4/8/1999 ...............................................................  1,000,000          A1+             1,000,000
Riverside County, CA, Certificate of Participation, Riverside County Public
  Facilities, Series A, Weekly Demand Note, 2.7%, 12/1/2015* ...................    900,000          A1+               900,000
Sacramento Municipal Utility District, CA, Tax Exempt Commercial Paper:
  2.85%, 7/19/1999 .............................................................    500,000          A1+               500,000
  2.85%, 7/21/1999 .............................................................  1,000,000          A1+             1,000,000
  2.85%, 7/22/1999 .............................................................  2,000,000          A1+             2,000,000
Sacramento, CA, Multi-Family Housing Revenue, Smoketree Apartments Project,
  Series 1990 A, Weekly Demand Bond, 2.65%, 4/15/2010* .........................  1,000,000          A1+             1,000,000
San Bernadino County, CA, Certificate of Participation:
  County Center Refinancing, Series 1996, Weekly Demand Note, 2.75%, 7/1/2015* .  1,000,000          MIG1            1,000,000
  Medical Center Financing Project, Series 1998, Weekly Demand Bond,, 2.75%,
   8/1/2026* ...................................................................  1,000,000          A1+             1,000,000
San Francisco Airport, AMT, Series 1997, Tax Exempt Commercial Paper:
  2.5%, 4/7/1999 ...............................................................  1,000,000          A1+             1,000,000
  2.65%, 4/14/1999 .............................................................  1,000,000          A1+             1,000,000

     The accompanying notes are an integral part of the financial statements.

                   15 - Scudder California Tax Free Money Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)        Value ($)
                                                                                  Amount ($)      (Unaudited)       (Note A)
-------------------------------------------------------------------------------------------------------------------------------

San Jose, CA, Clean Water Financing Authority, Sewer Revenue Bond, Series 1995 B,
  Weekly Demand Note, 2.7%, 11/15/2011* ........................................  1,000,000          A1              1,000,000
San Marcos, CA, Redevelopment Agency, Multi-Family Rental Housing Revenue, Series
  1985A, Weekly Demand Bond, 2.8%, 6/1/2005* ...................................  2,700,000          A1              2,700,000
Santa Clara County, CA, Multi-Family Housing Authority, Fox Chase I Project,
  Series 1985 E, Weekly Demand Note, 2.7%, 11/1/2007 (c)* ......................  1,000,000          MIG1            1,000,000
Santa Clara, CA, Electric Revenue:
  Series B, Junior Lien, Weekly Demand Bond, 2.7%, 7/1/2010* ...................    900,000          MIG1              900,000
  Series C, Junior Lien, Weekly Demand Bond, 2.7%, 7/1/2010* ...................  1,260,000          MIG1            1,260,000
Southern California Edison, Tax Exempt Commercial Paper, Series 1985 C, 2.8%,
  7/20/1999 ....................................................................  1,000,000          A1+             1,000,000
Southern California Metropolitan Water District, Series B, Tax Exempt Commercial
  Paper: 2.8%, 7/19/1999 .......................................................  1,000,000          A1+             1,000,000
  2.85%, 6/7/1999 ..............................................................  1,000,000          A1+             1,000,000
Southern California Public Power Authority, Transmission Project, Series 1991,
  Weekly Demand Note, 2.75%, 7/1/2019* .........................................  1,100,000          A1+             1,100,000
Vallejo, CA, Industrial Development Authority Revenue, Series 1993 A, AMT, Weekly
  Demand Bond, 2.85%, 12/1/2023* ...............................................  1,500,000          A1+             1,500,000
Guam
Guam Power Authority, Tax Exempt Commercial Paper, 2.45%, 4/14/1999 ............  1,000,000          A1+             1,000,000
Puerto Rico
Puerto Rico Commonwealth:
  General Obligation, Tax Exempt Commercial Paper, 5.5%, 7/1/1999 ..............    900,000          SKI               905,189
  Highway & Transportation Authority, Transportation Revenue, Series A, Weekly
   Demand Bond, 2.65%, 7/1/2028* ...............................................  2,000,000          A1+             2,000,000
-------------------------------------------------------------------------------------------------------------------------------
Total Municipal Investments (Cost $71,280,189)                                                                      71,280,189
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $71,280,189) (a)                                                          71,280,189
-------------------------------------------------------------------------------------------------------------------------------

  (a) The cost for federal income tax purposes was $71,280,189.
  (b) All of the securities held have been determined to be of the appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are either Standard & Poor's Ratings Group, Moody's
      Investors Service, Inc. or Fitch Investors Service, Inc. Securities rated by Scudder Kemper Investments, Inc. (SKI) have been determined by the Adviser to be of comparable quality to rated securities.
  (c) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.
    * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.
      AMT: Subject to alternative minimum tax

     The accompanying notes are an integral part of the financial statements.

                   16 - Scudder California Tax Free Money Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                              as of March 31, 1999

Assets
-----------------------------------------------------------------------------------------------------------------------------
                  Investments, at value (cost $71,280,189) ..............................   $ 71,280,189
                  Receivable for investments sold .......................................        100,000
                  Interest receivable ...................................................        201,631
                  Receivable for Fund shares sold .......................................         74,393
                  Other assets ..........................................................          1,586
                                                                                            ------------
                  Total assets ..........................................................     71,657,799

Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                  Dividends payable .....................................................         15,547
                  Payable for Fund shares redeemed ......................................        207,232
                  Accrued management fee ................................................         19,906
                  Other payables and accrued expenses ...................................         60,941
                                                                                            ------------
                  Total liabilities .....................................................        303,626
                  --------------------------------------------------------------------------------------
                  Net assets, at value ..................................................   $ 71,354,173
                  --------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Accumulated net realized gain (loss) ..................................        (95,212)
                  Paid-in capital .......................................................     71,449,385
                  --------------------------------------------------------------------------------------
                  Net assets, at value ..................................................   $ 71,354,173
                  --------------------------------------------------------------------------------------

Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share ($71,354,173
                  / 71,364,946 outstanding shares of beneficial interest, $.01 par value,   ------------
                  unlimited number of shares authorized).................................           1.00
                                                                                            ------------

     The accompanying notes are an integral part of the financial statements.

                   17 - Scudder California Tax Free Money Fund

                             Statement of Operations

                            year ended March 31, 1999

Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                  Income:
                  Interest ......................................................   $ 2,132,794
                                                                                    -----------
                  Expenses:
                  Management fee ................................................       345,772
                  Services to shareholders ......................................        73,343
                  Custodian and accounting fees .................................        51,816
                  Trustees' fees and expenses ...................................        18,142
                  Auditing ......................................................        28,154
                  Reports to shareholders .......................................        12,215
                  Legal .........................................................         4,808
                  Registration fees .............................................         6,314
                  Other .........................................................         5,420
                                                                                    -----------
                  Total expenses before reductions ..............................       545,984
                  Expense reductions ............................................      (131,057)
                                                                                    -----------
                  Expenses, net .................................................       414,927
                  -----------------------------------------------------------------------------
                  Net investment income .........................................     1,717,867
                  -----------------------------------------------------------------------------

Realized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from investments .....................          (806)
                  -----------------------------------------------------------------------------
                  Net increase (decrease) in net assets resulting from operations   $ 1,717,061
                  -----------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements.

                   18 - Scudder California Tax Free Money Fund

                       Statements of Changes in Net Assets

                                                                                    Years Ended March 31,
Increase (Decrease) in Net Assets                                                  1999             1998
-----------------------------------------------------------------------------------------------------------------------------
                    Operations:
                    Net investment income ..................................   $  1,717,867    $  2,005,687
                    Net realized gain (loss) from investment transactions ..           (806)            459
                                                                                ------------    ------------
                    Net increase (decrease) in net assets resulting from ...      1,717,061       2,006,146
                    operations
                                                                                ------------    ------------
                    Distributions to shareholders from net investment income     (1,717,867)     (2,005,687)
                                                                                ------------    ------------
                    Fund share transactions at net asset value of $1.00 per
                    share:
                    Shares sold ............................................     63,965,964      77,305,649
                    Net asset value of shares issued to shareholders in
                    reinvestment of distributions ..........................      1,496,686       1,669,253
                    Shares redeemed ........................................    (64,654,272)    (77,124,440)
                                                                                ------------    ------------
                    Net increase (decrease) in net assets from Fund share ..        808,378       1,850,462
                    transactions
                                                                                ------------    ------------
                    Increase (decrease) in net assets ......................        807,572       1,850,921
                    Net assets at beginning of period ......................     70,546,601      68,695,680
                                                                                ------------    ------------
                    Net assets at end of period ............................   $ 71,354,173    $ 70,546,601
                                                                                ------------    ------------

     The accompanying notes are an integral part of the financial statements.

                   19 - Scudder California Tax Free Money Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                    Years Ended March 31,
                                                                     1999       1998        1997        1996       1995
-----------------------------------------------------------------------------------------------------------------------------

                                                                   ----------------------------------------------------------
Net asset value, beginning of period...........................    $ 1.000     $ 1.000    $ 1.000     $ 1.000     $ 1.000
                                                                   ----------------------------------------------------------
Net investment income..........................................       .025        .029       .028        .032        .027
Less: Distributions from net investment income.................    (.025)      (.029)     (.028)      (.032)      (.027)
                                                                   ----------------------------------------------------------
Net asset value, end of period.................................    $ 1.000     $ 1.000    $ 1.000     $ 1.000     $ 1.000
                                                                   ----------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a)...........................................       2.52        2.98       2.87        3.28        2.72
Ratios and Supplemental Data
Net assets, end of period ($ millions).........................         71          71         69          67          64
Ratio of operating expenses, net to average daily net assets (%)       .60         .60        .60         .60         .60
Ratio of operating expenses before expense reductions to average       .79         .78        .79         .81         .84
  daily net assets (%)
Ratio of net investment income to average daily net assets (%).       2.48        2.92       2.83        3.23        2.68

(a) Total returns would have been lower had certain expenses not been reduced.

                   20 - Scudder California Tax Free Money Fund

                   Investment Portfolio as of March 31, 1999

                                                                                                    Credit
                                                                                   Principal       Rating(b)        Market
                                                                                  Amount ($)      (Unaudited)      Value ($)
-------------------------------------------------------------------------------------------------------------------------------

Short-Term Municipal Investments 0.7%
-------------------------------------------------------------------------------------------------------------------------------

California
California Pollution Control Finance Authority, Southern California Edison, Daily
  Demand Note, Series 1986 C, 3.3%, 2/28/2008* ...................................   1,000,000      A1+            1,000,000
Irvine, CA, Improvement Bond:
  District No 94-15, Daily Demand Note, 3%, 9/2/2020* ............................   1,000,000      MIG1           1,000,000
  District No 97-17, Daily Demand Note, 3%, 9/2/2023* ............................     200,000      MIG1             200,000
-------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $2,200,000) .........................                                 2,200,000
-------------------------------------------------------------------------------------------------------------------------------

Long-Term Municipal Investments 99.3%
-------------------------------------------------------------------------------------------------------------------------------
ABAG Finance Authority, CA, Nonprofit Corporations, Certificate of Participation,
  5.25%, 10/1/2007 ...............................................................   1,900,000      BBB            1,952,554
ABAG Finance Authority, CA, Stanford Health Systems, Certificate of Participation,
  6%, 11/1/2007 ..................................................................     605,000      AAA              690,255
Alameda County, CA, Water District Revenue:
  Series 1998, 4.6%, 6/1/2013 (c) ................................................   1,130,000      AAA            1,125,977
  Series 1998, 4.75%, 6/1/2015 (c) ...............................................   2,600,000      AAA            2,585,336
  Series 1998, 4.625%, 6/1/2016 (c) ..............................................   2,450,000      AAA            2,386,104
Anaheim County, CA, Convention Center Financing, Certificate of Participation,
  Zero Coupon, 8/1/2005 (c) ......................................................   1,250,000      AAA              970,275
Anaheim, CA, Public Finance Authority:
  5.25%, 2/1/2018 (c) ............................................................   2,000,000      AAA            2,052,400
  Lease Revenue, Public Improvements Project:
   Series 1997A, 6%, 9/1/2024 (c) ................................................   3,500,000      AAA            4,011,350
   Series 1997C, 6%, 9/1/2010 (c) ................................................   1,000,000      AAA            1,143,310
   Series 1997C, 6%, 9/1/2011 (c) (f) ............................................   4,570,000      AAA            5,230,548
   Series 1997C, 6%, 9/1/2014 (c) ................................................   1,000,000      AAA            1,141,400
   Series 1997C, 6%, 9/1/2016 (c) ................................................   1,000,000      AAA            1,140,520
   Series 1997C, Zero Coupon, 9/1/2017 (c) .......................................   1,455,000      AAA              577,591
   Series 1997C, Zero Coupon, 9/1/2018 (c) .......................................   1,000,000      AAA              374,700
Brea County, CA, Public Finance Authority, Water Revenue, Series 1998, 4.75%,
  7/1/2021 .......................................................................   4,060,000      AAA            3,898,006
California Educational Facilities Authority, Stanford University, Series 1999 P,
  5.25%, 12/1/2013 ...............................................................   1,750,000      AAA            1,870,260

    The accompanying notes are an integral part of the financial statements.

                      21 - Scudder California Tax Free Fund

                                                                                                    Credit
                                                                                   Principal       Rating(b)         Market
                                                                                   Amount ($)      (Unaudited)       Value ($)
-------------------------------------------------------------------------------------------------------------------------------

California Health Facilities Finance Authority Revenue:
  Capital Appreciation, Kaiser Permanente:
   Series 1989 A, Zero Coupon, 10/1/2010 (c) ...................................   3,040,000        AAA            1,808,010
   Series 1989 A, Zero Coupon, 10/1/2012 (c) ...................................   4,900,000        AAA            2,586,269
   Series 1998 A, 5.25%, 6/1/2012 (c) ..........................................   2,000,000        AAA            2,105,260
   Series 1998 B, 5.25%, 10/1/2016 .............................................   4,000,000        A              3,954,920
  Enloe Health Systems:
   Series 1998 A, 5.375%, 11/15/2013 (c) .......................................   2,260,000        AAA            2,393,114
   Series 1998 A, 5%, 11/15/2018 (c) ...........................................   1,000,000        AAA              990,080
California Housing Finance Agency:
  Home Mortgage Revenue:
   Series F1, AMT, 6.2%, 8/1/2005 (c) ..........................................     840,000        AAA              893,416
   Series F1, AMT, 6.3%, 8/1/2006 (c) ..........................................   1,310,000        AAA            1,410,870
   Series 1995 G, AMT, 5.7%, 2/1/2007 (c) ......................................     500,000        AAA              531,405
   Series 1995 G, AMT, 5.8%, 2/1/2008 (c) ......................................   1,330,000        AAA            1,410,611
   Series 1995 G, AMT, 5.9%, 2/1/2009 (c) ......................................     200,000        AAA              209,464
  Multi-Unit Rental Housing Revenue:
   Series A, 7.3%, 8/1/1999 ....................................................   2,435,000        A              2,460,884
   Series A, 7.35%, 8/1/2000 ...................................................   2,615,000        A              2,723,287
   Series A, 7.4%, 8/1/2001 ....................................................   1,555,000        A              1,651,208
   Series A, 7.45%, 8/1/2002 ...................................................   1,015,000        A              1,104,340
   Series A, 7.6%, 8/1/2006 ....................................................   4,030,000        A              4,440,899
   Series A, 7.65%, 8/1/2007 ...................................................   2,335,000        A              2,569,014
   Series A, 7.7%, 8/1/2009 ....................................................     700,000        A                766,906
   Series A, 7.75%, 8/1/2016 ...................................................   2,440,000        A              2,665,895
   Series A, 7.8%, 8/1/2023 ....................................................   2,635,000        A              2,882,927
   Series II, 7.3%, 8/1/1999 ...................................................     325,000        A                328,315
   Series II, 7.3%, 8/1/2000 ...................................................     345,000        A                357,475
   Series II, 7.3%, 8/1/2001 ...................................................     375,000        A                396,870
   Series II, 7.35%, 8/1/2002 ..................................................     400,000        A                430,020
   Series II, 7.35%, 8/1/2003 ..................................................     430,000        A                467,496
   Series II, 7.35%, 8/1/2004 ..................................................     460,000        A                506,626
   Series II, 7.35%, 8/1/2005 ..................................................     495,000        A                550,762
California Pollution Control Finance Authority, Southern California Edison, AMT,
  Series 1998 A, 6.9%, 9/1/2006 ................................................   3,750,000        A              3,872,288

     The accompanying notes are an integral part of the financial statements.

                      22 - Scudder California Tax Free Fund

                                                                                                    Credit
                                                                                   Principal       Rating(b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
-------------------------------------------------------------------------------------------------------------------------------

California Public Works Board, Department of Corrections, Lease Based Revenue,
  Medera Prison, Series A-2, 7.4%, 9/1/2010 (c) ....................................   1,000,000      AAA          1,264,040
California Residence Efficiency Finance Authority, Certificate of Participation,
  Capital Improvement Program:
   Series 1997, 6%, 4/1/2008 (c) ...................................................   1,335,000      AAA          1,514,624
   Series 1997, 6%, 4/1/2009 (c) ...................................................   1,420,000      AAA          1,619,496
   Series 1997, 6%, 4/1/2010 (c) ...................................................   1,500,000      AAA          1,708,920
   Series 1997, 6%, 4/1/2011 (c) ...................................................   1,590,000      AAA          1,814,047
California State General Obligation:
  4.25%, 10/1/2004 .................................................................   5,000,000      AA           5,138,250
  4.375%, 10/1/2017 ................................................................   6,830,000      AA           6,369,453
California Statewide Community Development Authority:
  Apartment Development Revenue:
   Series 1998 A, 5.1%, 5/15/2025* .................................................   1,000,000      BBB            999,100
   Series 1998 A, 5.25%, 5/15/2025* ................................................   1,000,000      BBB          1,002,440
  Certificate of Participation:
   Children's Hospital, Series 1993, 6%, 6/1/2010 (c) ..............................   1,000,000      AAA          1,134,220
   Lutheran Homes, Series 1993, 5.5%, 11/15/2008 ...................................   1,500,000      A            1,616,025
   Lutheran Homes, Series 1993, 5.6%, 11/15/2013 ...................................   4,750,000      A            5,109,385
   Unihealth America, Series A, Zero Coupon, 10/1/2005 (c) .........................   1,450,000      AAA          1,116,616
Castaic Lake, CA, Water Agency, Certificate of Participation, Water System
  Improvement Project, Series 1994 A, 7.25%, 8/1/2007 (c) ..........................   1,000,000      AAA          1,217,230
Center, CA, Unified School District, Capital Appreciation, Series 1997C, Zero
  Coupon, 9/1/2014 (c) .............................................................   2,240,000      AAA          1,063,619
Central Valley, CA, School District Finance Authority, Capital Appreciation:
  Zero Coupon, 2/1/2006 (c) ........................................................   3,300,000      AAA          2,490,708
  Zero Coupon, 8/1/2006 (c) ........................................................   5,035,000      AAA          3,722,778
  Zero Coupon, 2/1/2007 (c) ........................................................   2,210,000      AAA          1,588,504
  Zero Coupon, 8/1/2007 (c) ........................................................   5,510,000      AAA          3,877,883
Chino Basin, CA, Regional Finance Authority, Municipal Water District, Sewer System,
  Series 1994, 5.9%, 8/1/2011 (c) ..................................................   1,290,000      AAA          1,463,350
Clovis County, CA, Sewer Development Revenue, Series 1998, 5.5%, 8/1/2019 (c) ......   1,795,000      AAA          1,902,108
Coronado, CA, Tax Anticipation Note, 6%, 9/1/2007 (c) ..............................   1,150,000      AAA          1,304,158
Delmar, CA, Race Track Authority, Series 1996, 6%, 8/15/2006 .......................   2,000,000      SKI          2,120,660

     The accompanying notes are an integral part of the financial statements.

                      23 - Scudder California Tax Free Fund

                                                                                                       Credit
                                                                                       Principal      Rating(b)     Market
                                                                                       Amount ($)    (Unaudited)    Value ($)
-------------------------------------------------------------------------------------------------------------------------------

Dry Creek, CA, Joint Elementary School District, Capital Appreciation:
  Series 1997A, Zero Coupon, 8/1/2010 (c) ..........................................     1,120,000      AAA        672,627
  Series 1997A, Zero Coupon, 8/1/2011 (c) ..........................................     1,180,000      AAA        670,983
  Series 1997A, Zero Coupon, 8/1/2016 (c) ..........................................       555,000      AAA        235,398
  Series 1997A, Zero Coupon, 8/1/2021 (c) ..........................................     1,920,000      AAA        611,002
  Series 1997A, Zero Coupon, 5/1/2022 (c) ..........................................     1,385,000      AAA        423,658
Duarte, CA, Certificate of Participation:
  City of Hope Medical Center:
   Series 1993, 5.75%, 4/1/2002 ....................................................     3,525,000      BBB      3,733,539
   Series 1993, 5.8%, 4/1/2003 .....................................................     3,735,000      BBB      4,019,831
   Series 1993, 6%, 4/1/2008 .......................................................     3,750,000      BBB      4,128,300
  Series 1999 A, 5.25%, 4/1/2024 (e) ...............................................     1,250,000      BBB      1,222,763
  Series 1999 A, 5.25%, 4/1/2031 (e) ...............................................     2,750,000      BBB      2,667,143
Elk Grove, CA, Unified School District #1, Special Tax, Community Facilities, 6.5%,
  12/1/2008 (c) ....................................................................     1,000,000      AAA      1,182,000
Encinitas, CA, Certificate of Participation, Series 1997A, 5%, 12/1/2016 (c) .......     1,000,000      AAA      1,016,410
Escondido County, CA, Unified School District, Capital Appreciation, Zero Coupon,
  11/1/2018 (c) ....................................................................     4,605,000      AAA      1,717,573
Foothill Eastern Transportation Corridor Agency, CA, Toll Road Revenue, Senior Lien:
  Series 1995 A, Step-up Coupon, 0% to 1/1/2005, 6.95% to 1/1/2007 .................       575,000      BBB        461,374
  Series 1995 A, Step-up Coupon, 0% to 1/1/2005, 7.1% to 1/1/2011 (f) ..............     6,000,000      BBB      5,054,640
  Series A, Step-up Coupon, 0% to 1/1/2005, 7.15% to 1/1/2013 ......................       975,000      BBB        819,761
  Series A, Step-up Coupon 0% to 1/1/2005, 7.15% to 1/1/2014 .......................     2,875,000      BBB      2,405,398
Healdsburg, CA, Unified School District, Capital Appreciation:
  Series 1997, Zero Coupon, 7/15/2011 (c) ..........................................       400,000      AAA        227,916
  Series 1997, Zero Coupon, 7/15/2012 (c) ..........................................       400,000      AAA        214,908
  Series 1997, Zero Coupon, 7/15/2013 (c) ..........................................       400,000      AAA        202,816
  Series 1997, Zero Coupon, 7/15/2014 (c) ..........................................       400,000      AAA        191,108
Inland Empire Solid Waste Finance Authority, California Landfill Improvement
  Financing Project, Series 1996 B, AMT, 6%, 8/1/2006 (c) ..........................     1,000,000      AAA      1,109,200
Los Angeles County, CA, Certificate of Participation:
  Capital Appreciation, Disney Parking Project:
   Zero Coupon, 9/1/2006 ...........................................................     2,500,000      BBB      1,782,950
   Zero Coupon, 3/1/2008 ...........................................................     2,780,000      BBB      1,825,987
   Zero Coupon, 9/1/2008 ...........................................................     4,865,000      BBB      3,121,043

     The accompanying notes are an integral part of the financial statements.

                      24 - Scudder California Tax Free Fund

                                                                                                       Credit
                                                                                         Principal    Rating(b)     Market
                                                                                         Amount ($)  (Unaudited)    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

  Marina Del Ray:
   Series A, 6.25%, 7/1/2003 .......................................................      2,500,000      SKI      2,623,925
   Series A, 6.5%, 7/1/2008 ........................................................      2,500,000      SKI      2,725,500
Los Angeles County, CA, Convention and Exhibition Center, Authority Lease
  Revenue, Series 1993A, 6.125%, 8/15/2011 (c) .....................................      1,000,000      AAA      1,152,820
Los Angeles, CA, Authority Lease Revenue, Department of General Services, Series
  1993 A, 5.6%, 5/1/2008 ...........................................................      7,000,000      A        7,705,670
Midpeninsula Regional Open Space District, CA, Finance Authority Revenue, Capital
  Appreciation, Zero Coupon, 9/1/2020 (c) ..........................................      1,190,000      AAA        397,174
Millbrae, CA Residential Facilities Revenue, Magnolia of Millbrae Project,
  Series 1997A, AMT, 7.375%, 9/1/2027 ..............................................      4,000,000      SKI      4,288,720
Modesto, CA, Certificate of Participation, Community Project, Series A, 5.6%,
  11/1/2014 (c) ....................................................................      1,370,000      AAA      1,505,082
Modesto, CA, Wastewater Facilities Treatment Revenue, Series 1997, AMT, 6%,
  11/1/2011 (c) ....................................................................      1,255,000      AAA      1,438,217
Mojave Desert & Mountain Region, CA, Solid Waste Joint Powers Authority,
  7.875%, 6/1/2020 .................................................................      2,350,000      BBB      2,659,190
Oakland, CA, Port Revenue, AMT, Series 1997G, 5.375%, 11/1/2025 ....................      1,000,000      AAA      1,022,230
Orange County, CA, Recovery Certificate of Participation:
  Series 1995A, 5.6%, 6/1/2007 (c) .................................................      4,430,000      AAA      4,899,890
  Series 1996A, 6%, 7/1/2006 (c) ...................................................      3,000,000      AAA      3,378,180
  Series 1996A, 6%, 7/1/2008 (c) ...................................................      1,000,000      AAA      1,137,540
Pomona, CA, Unified School District, General Obligation, ETM:
  Series 1992B, 6.25%, 8/1/2014 (c)** ..............................................      1,020,000      AAA      1,188,861
  Series 1993D, 5.6%, 8/1/2014 (c)** ...............................................        170,000      AAA        186,182
  Series 1993D, 5.6%, 8/1/2015 (c)** ...............................................        180,000      AAA        197,235
  Series 1993D, 5.6%, 8/1/2016 (c)** ...............................................        190,000      AAA        207,501
  Series 1993D, 5.6%, 8/1/2017 (c)** ...............................................        175,000      AAA        191,032
  Series 1993D, 5.6%, 8/1/2018 (c)** ...............................................        205,000      AAA        223,591
Port of Hueneme, CA, Certificate of Participation, Capital Improvement, 6%,
  4/1/2019 (c) .....................................................................        925,000      AAA      1,046,157
Richmond, CA, Joint Powers Finance Authority:
  Series 1996, 5.875%, 9/1/2006 ....................................................        500,000      BBB        540,145
  Series 1996, 6.6%, 9/1/2016 ......................................................      1,000,000      BBB      1,104,730
Riverside County, CA, Asset Leasing Corp., Leasehold Revenue Project:
  Series 1998, Zero Coupon, 6/1/2015 (c) ...........................................      1,750,000      AAA        791,333
  Series 1997, Zero Coupon, 6/1/2016 (c) ...........................................      2,395,000      AAA      1,020,797

     The accompanying notes are an integral part of the financial statements.

                      25 - Scudder California Tax Free Fund

                                                                                                       Credit
                                                                                          Principal    Rating(b)      Market
                                                                                          Amount ($)   (Unaudited)    Value ($)
-------------------------------------------------------------------------------------------------------------------------------

Rocklin, CA, Unified School District, Community Facilities:
  Zero Coupon, 9/1/2019 (c) ........................................................      1,675,000     AAA              594,324
  Zero Coupon, 9/1/2020 (c) ........................................................      1,415,000     AAA              474,237
Sacramento, CA, Power Authority Cogeneration Project, Series 1995, 6.5%, 7/1/2004...      2,000,000     BBB            2,208,600
Sacramento, CA, City Finance Authority Lease, Series 1993B, 5%, 11/1/2014 ..........      5,200,000     A              5,307,276
Sacramento, CA, City Finance Authority Revenue, Capital Appreciation, Tax
  Allocation, Series 1993B, Zero Coupon, 11/1/2016 (c) .............................      2,685,000     AAA            1,124,800
Saddleback Valley Unified School District, Public Finance Authority, Special Tax
  Revenue:
   Series 1997A, 6%, 9/1/2010 (c) ..................................................      1,565,000     AAA            1,789,280
   Series 1997A, 6%, 9/1/2013 (c) ..................................................      1,000,000     AAA            1,141,760
   Series 1997A, 6%, 9/1/2014 (c) ..................................................      1,000,000     AAA            1,141,400
   Series 1997A, 6%, 9/1/2015 (c) ..................................................      1,000,000     AAA            1,140,110
San Bernadino, CA, Certificate of Participation, Medical Center Financing Project:
  Series 1994, 6%, 8/1/2009 (c) ....................................................      3,000,000     AAA            3,402,930
  Series 1994, 5.5%, 8/1/2017 (c) ..................................................      3,965,000     AAA            4,245,365
San Bernardino County, CA, Certificate of Participation, 5.25%, 2/1/2015 (c) .......      2,215,000     AAA            2,312,194
San Diego, CA, Water Utility Funding, Network System Revenue:
  5.375%, 8/1/2014 (c) .............................................................      1,000,000     AAA            1,061,620
  5.375%, 8/1/2015 (c) .............................................................      2,000,000     AAA            2,112,320
San Diego County, CA, Water Authority, Certificate of Participation, Series A,
  5.125%, 5/1/2016 .................................................................     11,175,000     AA            11,426,326
San Francisco, CA, City and County Redevelopment Agency Residential Facility,
  Coventry Park Project, Series 1996A, AMT, 8.5%, 12/1/2026 ........................      2,000,000     SKI            2,289,420
San Francisco, CA, Redevelopment Finance Agency, Tax Allocation Revenue,
  Series A, Zero Coupon, 8/1/2003 (c) ..............................................      1,080,000     AAA              916,672
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Revenue:
  Capital Appreciation Refunding:
   Series 1997A, Zero Coupon, 1/15/2010 (c) ........................................      3,500,000     AAA            2,154,075
   Series 1997 A, Zero Coupon, 1/15/2012 (c) .......................................      2,500,000     AAA            1,374,950
  Junior Lien, ETM:
   Series 1993, Zero Coupon, 1/1/2002** ............................................        515,000     AAA              465,107
   Series 1993, Step-up Coupon, 0% to 1/1/2002, 7.3% to 1/1/2004** .................      1,000,000     AAA              955,740
   Series 1993, Zero Coupon, 1/1/2006** ............................................        200,000     AAA              151,372
   Series 1993, Zero Coupon, 1/1/2010** ............................................      1,500,000     AAA              926,745

     The accompanying notes are an integral part of the financial statements.

                      26 - Scudder California Tax Free Fund

                                                                                                      Credit
                                                                                          Principal   Rating(b)    Market
                                                                                          Amount ($) (Unaudited)  Value ($)
-------------------------------------------------------------------------------------------------------------------------------

  Senior Lien, ETM:
   Series 1993, Zero Coupon, 1/1/2000** ............................................      1,500,000      AAA      1,465,140
   Step-up Coupon, 0% to 1/1/2002, 7.35% to 1/1/2005** .............................      2,500,000      AAA      2,448,175
   Series 1993, Step-up Coupon, 0% to 1/1/2002, 7.4% to 1/1/2007** .................      6,000,000      AAA      6,121,320
   Series 1993, Zero Coupon, 1/1/2014** ............................................      2,500,000      AAA      1,231,225
  Series 1997A, Zero Coupon, 1/15/2003 (c) .........................................        900,000      AAA        779,787
  Series 1997A, Zero Coupon, 1/15/2004 (c) .........................................        400,000      AAA        331,984
  Series 1997A, Zero Coupon, 1/15/2005 (c) .........................................      1,900,000      AAA      1,507,289
San Jose, CA, Financing Revenue, Community Facilities Project:
  Series 1993 B, Zero Coupon, 11/15/2003 ...........................................        735,000      A          613,431
  Series 1993 B, Zero Coupon, 11/15/2004 ...........................................      1,605,000      A        1,280,373
  Series 1993 B, Zero Coupon, 11/15/2005 ...........................................      1,605,000      A        1,221,180
  Series 1993 B, Zero Coupon, 11/15/2006 ...........................................      1,605,000      A        1,161,362
San Jose, CA, Unified School District, Santa Clara County, Capital Appreciation,
  Series 1997A, Zero Coupon, 8/1/2013 (c) ..........................................      2,445,000      AAA      1,237,097
San Mateo, CA, Transportation District, Series 1997A, 5.5%, 6/1/2015 (c) ...........      2,250,000      AAA      2,436,120
Santa Ana, CA, Finance Authority, Lease Revenue Bonds, Police Administration and
  Holding Facility, Series 1994A, 6.25%, 7/1/2024 (c) ..............................      2,000,000      AAA      2,362,560
Santa Clara County, CA, Finance Authority, Lease Revenue, VMC Replacement Project,
  7.75%, 11/15/2008 (c) ............................................................      3,250,000      AAA      4,149,958
Santa Cruz County, CA, Certificate of Participation, Capital Facilities Project:
  Series 1997, 5.5%, 9/1/2016 (c) ..................................................        955,000      AAA      1,033,262
  Series 1997, 5.5%, 9/1/2017 (c) ..................................................      1,005,000      AAA      1,083,923
  Series 1997, 5.5%, 9/1/2018 (c) ..................................................      1,060,000      AAA      1,140,422
  Series 1997, 5.6%, 9/1/2019 (c) ..................................................      1,115,000      AAA      1,210,422
  Series 1997, 5.6%, 9/1/2020 (c) ..................................................      1,180,000      AAA      1,278,884
  Series 1997, 5.65%, 9/1/2024 (c) .................................................      1,445,000      AAA      1,578,793
  Series 1997, 5.65%, 9/1/2025 (c) .................................................      1,520,000      AAA      1,662,029
  Series 1997, 5.65%, 9/1/2026 (c) .................................................      1,605,000      AAA      1,757,154
Santa Margarita/Dana Point, CA:
  Improvement Districts 1-2-2A and 8, Series 1994 A, 7.25%, 8/1/2006 (c) ...........        465,000      AAA        558,786
  Improvement Districts 3, 3A, 4 and 4A, Series 1994 B, 7.25%, 8/1/2005 (c) ........      2,895,000      AAA      3,429,938
Simi Valley California, Certificate of Participation, Series 1998, 5.25%, 8/1/2017 (c)      575,000      AAA        600,542
South Orange County, CA, Public Power Authority, Special Tax Revenue, 7%,
  9/1/2006 (c) .....................................................................      2,230,000      AAA      2,649,285

     The accompanying notes are an integral part of the financial statements.

                      27 - Scudder California Tax Free Fund

                                                                                                        Credit
                                                                                          Principal     Rating(b)     Market
                                                                                          Amount ($)   (Unaudited)    Value ($)
-------------------------------------------------------------------------------------------------------------------------------

Southern California Public Power Authority:
  Series 1989, 6.75%, 7/1/2010 .....................................................       6,000,000     A         7,140,000
  Transmission Project Revenue, Capital Appreciation, Zero Coupon, 7/1/2015 ........       2,000,000     AA          903,540
Torrance, CA, Redevelopment Agency, Tax Allocation, Sub Lien:
  5.1%, 9/1/2008 ...................................................................         495,000     SKI         499,252
  5.2%, 9/1/2009 ...................................................................         540,000     SKI         544,644
  5.3%, 9/1/2010 ...................................................................         605,000     SKI         612,835
  5.4%, 9/1/2011 ...................................................................         665,000     SKI         673,226
  5.625%, 9/1/2028 .................................................................       1,000,000     SKI       1,001,030
Ukiah, CA, Unified School District, Series 1997, Zero Coupon, 8/1/2010 (c) .........       1,200,000     AAA         720,672
Vallejo Sanitation & Flood Control District, Solano County, CA, Certificate of
  Participation, 5%, 7/1/2019 (c) ..................................................       2,500,000     AAA       2,512,500
Watsonville, CA, Community Hospital Revenue, Series 1996, 5.95%, 7/1/2007 ..........       1,135,000     A         1,277,250
West Covina, CA, Queen of the Valley Hospital, Certificate of Participation, Hospital
  Revenue:
   Series 1994, 5.7%, 8/15/2000 ....................................................         380,000     A           392,924
   Series 1994, 5.8%, 8/15/2001 ....................................................         750,000     A           790,568
West Covina, CA, Redevelopment Agency Facility, Series 1996, 5.75%, 9/1/2009 .......         865,000     A           947,305
Westminster, CA, Redevelopment Agency, Tax Allocation Revenue, Community
  Development, Project #1, Series A, 7.3%, 8/1/2021 (d) ............................       2,690,000     AAA       2,973,418
Whittier, CA, Presbyterian Intercommunity Hospital, Health Facilities Revenue:
  6.25%, 6/1/2008 (c) ..............................................................       1,000,000     AAA       1,147,190
  6.25%, 6/1/2010 (c) ..............................................................       1,250,000     AAA       1,449,813

Virgin Islands
Virgin Islands, General Obligation, Public Finance Authority, Mortgage Fund Loan
  Notes, ETM, Series 1992 A, 7%, 10/1/2002** .......................................       1,000,000     SKI       1,108,100
Virgin Islands, Public Finance Revenue Bonds, 6%, 10/1/2006 ........................       3,720,000     SKI       3,888,814
Virgin Islands, Special Tax Bonds, Hugo Bonds, 7.75%, 10/1/2006 (d) ................       1,470,000     SKI       1,607,342
-------------------------------------------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $312,228,988) ..........................                             335,364,348
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $314,428,988) (a) .......................                             337,564,348
-------------------------------------------------------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements.

                      28 - Scudder California Tax Free Fund

-------------------------------------------------------------------------------------------------------------------------------

  (a) The cost for federal income tax purposes was $314,428,988. At March 31, 1999, net unrealized appreciation for all securities based on tax cost was $23,135,360. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $23,462,724 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $327,364.
  (b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Rating Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.
      Securities rated by Scudder Kemper Investments, Inc. (SKI) have been determined by the Adviser to be of comparable quality to rated securities.
  (c) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA, MBIA, or MBIA/BIG.
  (d) Prerefunded: Bonds which are prerefunded are collateralized by U.S.
      Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.
  (e) When issued or forward delivery securities (See Note A in Notes to Financial Statements).
  (f) At March 31, 1999, these securities, in part or in whole, have been segregated to cover when issued or forward delivery securities.
    * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.
   ** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.
      AMT: Subject to alternative minimum tax


     The accompanying notes are an integral part of the financial statements.

                      29 - Scudder California Tax Free Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                              as of March 31, 1999

Assets
-----------------------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $314,428,988) .................    $ 337,564,348
                  Cash ..................................................................          743,679
                  Receivable for investments sold .......................................        2,793,295
                  Interest receivable ...................................................        3,872,889
                  Receivable for Fund shares sold .......................................            5,821
                  Other assets ..........................................................            6,703
                                                                                             ----------------
                  Total assets ..........................................................      344,986,735

Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                  Dividends payable .....................................................          455,633
                  Payable for investments purchased .....................................        3,901,340
                  Payable for Fund shares redeemed ......................................           82,029
                  Accrued management fee ................................................          174,541
                  Other payables and accrued expenses ...................................          114,500
                                                                                             ----------------
                  Total liabilities .....................................................        4,728,043
                  -------------------------------------------------------------------------------------------
                  Net assets, at market value ...........................................    $ 340,258,692
                  -------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Net unrealized appreciation (depreciation) on investments .............       23,135,360
                  Accumulated net realized gain (loss) ..................................       (4,617,362)
                  Paid-in capital .......................................................      321,740,694
                  -------------------------------------------------------------------------------------------
                  Net assets, at market value ...........................................    $ 340,258,692
                  -------------------------------------------------------------------------------------------

Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                      ($340,258,692 / 30,428,525 outstanding shares of beneficial            ----------------
                      interest, $.01 par value, unlimited number of shares authorized) ..           $11.18
                                                                                             ----------------

     The accompanying notes are an integral part of the financial statements.

                      30 - Scudder California Tax Free Fund

                             Statement of Operations

                            year ended March 31, 1999

Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                  Income:
                  Interest ...............................................................   $  17,776,156
                                                                                              ----------------
                  Expenses:
                  Management fee .........................................................       2,058,110
                  Services to shareholders ...............................................         208,389
                  Custodian and accounting fees                                                    128,168
                  Trustees' fees and expenses ............................................          25,167
                  Auditing ...............................................................          41,827
                  Reports to shareholders ................................................          37,577
                  Legal ..................................................................           9,655
                  Registration fees ......................................................          13,553
                  Other ..................................................................           9,959
                                                                                             ----------------
 .........................................................................................       2,532,405
                  -------------------------------------------------------------------------------------------
                  Net investment income ..................................................      15,243,751
                  -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:
                  Investments ............................................................       3,392,077
                  Futures ................................................................         (83,228)
                                                                                             ----------------
 .........................................................................................       3,308,849
                  Net unrealized appreciation (depreciation) on investments during the ...         363,460
                  period
                  -------------------------------------------------------------------------------------------
                  Net gain (loss) on investment transactions .............................       3,672,309
                  -------------------------------------------------------------------------------------------

                  -------------------------------------------------------------------------------------------
                  Net increase (decrease) in net assets resulting from operations ........   $  18,916,060
                  -------------------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements.

                      31 - Scudder California Tax Free Fund

                       Statements of Changes in Net Assets

                                                                                 Years Ended March 31,
Increase (Decrease) in Net Assets                                                1999              1998
-----------------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income ................................   $  15,243,751     $  14,707,556
                  Net realized gain (loss) from investment transactions        3,308,849         1,470,400
                  Net unrealized appreciation (depreciation) on
                  investment transactions during the period.............         363,460        17,754,593
                                                                           ----------------  ----------------
                  Net increase (decrease) in net assets resulting from .      18,916,060        33,932,549
                  operations
                                                                           ----------------  ----------------
                  Distributions to shareholders from:

                  Net investment income ................................     (15,243,751)     (14,707,556)
                                                                           ----------------  ----------------
                    Net realized gains from investment transactions                     --       (567,059)
                                                                           ----------------  ----------------
                  Fund share transactions:
                  Proceeds from shares sold ............................      60,022,937        57,885,567
                  Net asset value of shares issued to shareholders in
                  reinvestment of distributions.........................       9,780,792         9,574,561
                  Cost of shares redeemed ..............................     (57,666,190)     (50,245,259)
                                                                           ----------------  ----------------
                  Net increase (decrease) in net assets from Fund share       12,137,539        17,214,869
                  transactions
                                                                           ----------------  ----------------
                  Increase (decrease) in net assets ....................      15,809,848        35,872,803
                  Net assets at beginning of period ....................     324,448,844       288,576,041
                                                                           ----------------  ----------------
                  Net assets at end of period ..........................   $ 340,258,692     $ 324,448,844
                                                                           ----------------  ----------------

Other Information
-----------------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period ............      29,339,439        27,774,183
                                                                           ----------------  ----------------
                  Shares sold ..........................................       5,371,062         5,326,399
                  Shares issued to shareholders in reinvestment of .....         874,961           880,019
                  distributions
                  Shares redeemed ......................................      (5,156,937)      (4,641,162)
                                                                           ----------------  ----------------
                  Net increase (decrease) in Fund shares ...............       1,089,086         1,565,256
                                                                           ----------------  ----------------
                  Shares outstanding at end of period ..................      30,428,525        29,339,439
                                                                           ----------------  ----------------

     The accompanying notes are an integral part of the financial statements.

                      32 - Scudder California Tax Free Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                     Years Ended March 31,
                                                                      1999       1998        1997        1996       1995
---------------------------------------------------------------------------------------------------------------------------------
                                                                   ----------------------------------------------------------
Net asset value, beginning of period .........................     $ 11.06     $ 10.39    $ 10.36     $ 10.07     $ 10.02
                                                                   ----------------------------------------------------------
Income from investment operations:
Net investment income ........................................          51         .52        .52         .51         .51
Net realized and unrealized gain (loss) on investment transactions      12         .69        .04         .29         .14
Total from investment operations .............................          63        1.21        .56         .80         .65
Less distributions:
From net investment income ...................................       (.51)       (.52)      (.52)       (.51)       (.51)
From net realized gains on investment transactions                      --       (.02)      (.01)          --       (.09)
Total distributions ..........................................       (.51)       (.54)      (.53)       (.51)       (.60)

Net asset value, end of period ...............................     $ 11.18     $ 11.06    $ 10.39     $ 10.36     $ 10.07
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%) .............................................        5.78       11.85       5.44        8.01        6.75
Ratios and Supplemental Data
Net assets, end of period ($ millions) .......................         340         324        289         293         294
Ratio of operating expenses to average daily net                       .76         .78        .78         .77         .80
  assets (%)
Ratio of net investment income to average daily net assets (%)        4.55        4.79       4.98        4.88        5.18
Portfolio turnover rate (%) ..................................        40.6        21.5       70.8        49.2        87.3

                      33 - Scudder California Tax Free Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder California Tax Free Money Fund ("Tax Free Money Fund"), a non-diversified fund, and Scudder California Tax Free Fund ("Tax Free Fund"), a diversified fund, are each a series of Scudder California Tax Free Trust (the "Trust") which is organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

The Funds' financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

Security Valuation. Tax Free Money Fund values all portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act, and pursuant to which Tax Free Money Fund must adhere to certain conditions. Under this method, which does not take into account unrealized gains and losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

Tax Free Fund's portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market investments purchased with an original maturity of sixty days or less are valued at amortized cost. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

When-issued and Forward Delivery Securities. The Tax Free Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Tax Free Fund to the issuer and no interest accrues to the Tax Free Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid debt securities equal in value to commitments for when-issued or forward delivery securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the year ended March 31, 1999, the Tax Free Fund purchased interest rate futures to manage the duration of the portfolio and sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Tax Free Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Tax Free Fund each day, dependent upon the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Tax Free Fund. When entering into a closing transaction, the Tax Free Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                   34 - Scudder California Tax Free Money Fund
                        Scudder California Tax Free Fund

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Tax Free Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Tax Free Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Tax Free Fund if the option is exercised. During the year ended March 31, 1999, the Tax Free Fund purchased put options to hedge against declines in the value of portfolio securities and purchased call options on interest rate futures to manage the duration of the portfolio.

If the Tax Free Fund writes an option and the option expires unexercised, the Tax Free Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Tax Free Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Tax Free Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Tax Free Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Tax Free Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Tax Free Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Tax Free Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Tax Free Fund writes a covered call option, the Tax Free Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. When the Tax Free Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Tax Free Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Tax Free Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Funds' policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of their taxable and tax-exempt income to their shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provisions were required.

                   35 - Scudder California Tax Free Money Fund
                        Scudder California Tax Free Fund

As of March 31, 1999, the Tax Free Money Fund had a net tax basis capital loss carryforward of approximately $95,300, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2000 ($13,600), March 31, 2002 ($7,500), March 31, 2003 ($55,200),
March 31, 2004 ($17,800), March 31, 2005 ($400) and March 31, 2007 ($800), the
respective expiration dates, whichever occurs first.

As of March 31, 1999, the Tax Free Fund had a net tax basis capital loss carryforward of approximately $2,400,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2003 ($2,000,000) and March 31, 2004 ($400,000), the
respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Funds is declared as dividends to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in options, futures, and certain securities sold at a loss for the Tax Free Fund. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

The Funds use the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade-date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of the call or maturity date.

                      B. Purchases and Sales of Securities

During the year ended March 31, 1999, purchases and sales of long-term municipal securities aggregated $142,092,189 and $133,209,919, respectively, for the Tax Free Fund.

The aggregate face value of futures contracts opened and closed during the year ended March 31, 1999 for the Tax Free Fund, was $229,005,184.

                               C. Related Parties

Under the Management Agreements (each an "Agreement" and collectively the "Agreements") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Funds in accordance with their investment objectives, policies and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Funds. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreements. The management fee payable under the Agreements is equal to an annual rate of .50% of the average daily net assets of Tax Free Money Fund, and .625% of the first

                   36 - Scudder California Tax Free Money Fund
                        Scudder California Tax Free Fund

$200,000,000 of the average daily net assets and .60% of such net assets in excess of $200,000,000 for Tax Free Fund, computed and accrued daily and payable monthly. For the year ended March 31, 1999, the fee for the Tax Free Fund pursuant to these Agreements amounted to $2,058,110, of which $174,541 is unpaid at March 31, 1999. This was equivalent to an annual effective rate of .61% of the Fund's average daily net assets.

With respect to Tax Free Money Fund, the Adviser has agreed not to impose all or a portion of its management fee until July 31, 1999 and during such period to maintain the annualized expenses of Tax Free Money Fund at not more than .60% of average daily net assets. For the year ended March 31, 1999, the Adviser did not impose a portion of its fee amounting to $131,057, and the portion imposed amounted to $214,715, of which $19,906 is unpaid at March 31, 1999.

Effective September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, each Funds' Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. In December 1998, the Board of Trustees and the shareholders of the Funds approved new investment management agreements with Scudder Kemper, which is substantially identical to the former Management Agreements, except for the dates of execution and termination.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Funds. For the year ended March 31, 1999, the amount charged to the Funds by SSC aggregated $59,762 for the Tax Free Money Fund and $149,887 for the Tax Free Fund, of which $4,539 and $12,170, respectively, are unpaid at March 31, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records for the Funds. For the year ended March 31, 1999, the amount charged to the Funds by SFAC aggregated $30,000 for the Tax Free Money Fund and $68,917 for the Tax Free Fund, of which $5,000 and $5,665, respectively, are unpaid at March 31, 1999.

Each Fund pays each Trustee not affiliated with the Adviser an annual retainer allocated between the Funds, plus specified amounts for attended board and committee meetings. For the year ended March 31, 1999, Trustees' fees and expenses aggregated $18,142 for the Tax Free Money Fund and $25,167 for Tax Free Fund.

                               D. Lines of Credit

The Funds and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Funds may borrow up to a maximum of 33 percent of their net assets under the agreement.

                   37 - Scudder California Tax Free Money Fund
                        Scudder California Tax Free Fund

                        Report of Independent Accountants

To the Trustees of Scudder California Tax Free Trust and the Shareholders of Scudder California Tax Free Money Fund and Scudder California Tax Free Fund:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder California Tax Free Money Fund and Scudder California Tax Free Fund (the "Funds") at March 31, 1999, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                PricewaterhouseCoopers LLP
May 7, 1999

                   38 - Scudder California Tax Free Money Fund
                        Scudder California Tax Free Fund

                                 Tax Information

Of the dividends paid by Scudder California Tax Free Money Fund and Scudder California Tax Free Fund from net investment income for the taxable year ended March 31, 1999, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call 1-800-SCUDDER.

                   39 - Scudder California Tax Free Money Fund
                        Scudder California Tax Free Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder California Tax Free Money Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

    For             Against         Abstain        Broker Non-Votes*
    ---             -------         -------        -----------------

35,862,663        1,236,919         964,391                0


2. To approve the revision of the Fund's fundamental lending policy.


                                Number of Votes:
                                ----------------

    For           Against           Abstain        Broker Non-Votes*
    ---           -------           -------        -----------------

34,416,579        2,142,100         1,493,077             12,217




--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                   40 - Scudder California Tax Free Money Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder California Tax Free Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

    For           Against          Abstain         Broker Non-Votes*
    ---           -------          -------         -----------------

18,828,737        594,005          833,759                 0


2. To approve the revision of the Fund's fundamental lending policy.

                                Number of Votes:
                                ----------------

    For           Against          Abstain          Broker Non-Votes*
    ---           -------          -------          -----------------

17,824,988        865,144          1,268,075              298,294




--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                      41 - Scudder California Tax Free Fund

                                                This Page
                                              intentionally
                                               left blank.


                   42 - Scudder California Tax Free Money Fund
                        Scudder California Tax Free Fund

                                                This Page
                                              intentionally
                                               left blank.



                   43 - Scudder California Tax Free Money Fund
                        Scudder California Tax Free Fund

                             Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Center for Business Ethics,
Bentley College

Peter B. Freeman
Trustee; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University, College of Business
Administration

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Venture Partner,
Venture Capital Group

Ann M. McCreary*
Vice President

Thomas W. Joseph*
Vice President

Jeremy L. Ragus*
Vice President

Rebecca L. Wilson*
Vice President

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary

                       * Scudder Kemper Investments, Inc.

                   44 - Scudder California Tax Free Money Fund
                        Scudder California Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Select 1000 Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.


                   45 - Scudder California Tax Free Money Fund
                        Scudder California Tax Free Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                   QuickBuy

          A convenient investment program in which money is           Lets you purchase Scudder fund shares electronically, avoiding
          electronically debited from your bank account monthly to    potential mailing delays; money for each of your transactions
          regularly purchase fund shares and "dollar cost average"    is electronically debited from a previously designated bank
          -- buy more shares when the fund's price is lower and       account.
          fewer when it's higher, which can reduce your average
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions,
          exchange or redeem shares, and information on other          interactive worksheets, prospectuses and
          Scudder funds and services via touchtone telephone.          applications for all Scudder funds, plus
                                                                       your current asset allocation, whenever you
                                                                       need them. Scudder's Site also provides news
                                                                       about Scudder funds, retirement planning
                                                                       information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption
          redemptions, and Scudder does the rest.                      proceeds to the bank account you previously
                                                                       designated.
          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                   46 - Scudder California Tax Free Money Fund
                        Scudder California Tax Free Fund

Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a transaction fee. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                   47 - Scudder California Tax Free Money Fund
                        Scudder California Tax Free Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

Shares of the Funds are not insured or guaranteed by the U.S. Government. Scudder California Tax Free Money Fund seeks to maintain a constant net asset value of $1.00 per share but there can be no assurance that the stable net asset value will be maintained.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER